Exhibit 10.6

                                FOURTH AMENDMENT
                        TO THE PLAYBOY ENTERPRISES, INC.
                        EMPLOYEES INVESTMENT SAVINGS PLAN
               (As Amended and Restated Effective January 1, 1997)

      WHEREAS, Playboy Enterprises, Inc. (the "Company") maintains the Playboy Enterprises, Inc. Employees Investment Savings Plan, as amended and most recently restated effective January 1, 1997 and amended three times thereafter (the "Plan"), and

      WHEREAS, the Company wishes to further amend the Plan, effective as of January 1, 2006, to comply with final 401(k) regulations concerning QNEC and QMAC corrective contribution limits, safe harbor hardship withdrawal events, and converting employees to leased employee status, and to further amend the Plan eligibility provisions retroactively to comply with recent Internal Revenue Service guidance (in a Quality Assurance Bulletin issued on February 14, 2006) regarding the need to apply the 1,000 hour rule under Code Section 410(a) to all part-time and limited time employees;

      NOW THEREFORE, pursuant to its authority under Section 9.01 of the Plan, the Company hereby amends the Plan in the following respects:

      1. Section 3.06, Excess Contributions Under the ADP and ACP Tests, is hereby amended, effective for the testing of Plan Years that begin on or after January 1, 2006, by adding the following new paragraphs to the end of part (b) thereof:

            "Notwithstanding any provisions of Section 3.06(b) or (c) to the contrary, any supplemental contribution made to correct for ADP testing (a "QNEC" contribution) or ACP testing (a "QMAC" contribution) shall comply with the further provisions of this and the following two paragraphs in order to satisfy applicable regulations under Code Sections 401(k) and 401(m). Any QNEC or QMAC contribution for a particular Plan Year shall be credited to the affected Participant's Accounts as of the last day of that Plan Year, and shall be made no later than the last day of the next following Plan Year. The amount of QNEC and QMAC contributions made for any Plan Year shall not discriminate in violation of

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            Code  Section  401(a)(4).  The QNEC and QMAC limits  stated in these three paragraphs are intended to satisfy Treasury Regulations ss. 1.401(k)-2(a)(6) and ss. 1.401(m)-2(a)(6) and so shall be construed and administered in compliance therewith.

            The aggregate amount of QNEC or QMAC contributions credited for a Plan Year to the Account of any Participant cannot separately (with respect to either QNEC or QMAC contributions) exceed the product of the Participant's Compensation for the Plan Year being tested multiplied by the greater of (i) 5% or (ii) two times the Plan's Representative Contribution Rate for that Plan Year. The
            Representative Contribution Rate is the lowest Applicable Contribution Rate for the group of Non-Highly Compensated Employees consisting of the half of all Non-Highly Compensated Employees counted for ADP testing for the Plan Year whose lowest Applicable Contribution Rate is the highest. Such determination of the Plan's Representative Contribution Rate may be made by ranking all such Non-Highly Compensated Employees for the Plan Year from lowest (or zero percent) to highest respective Applicable Contribution Rate, then identifying the Applicable Contribution Rate for the Non-Highly Compensated Employee whose Applicable Contribution Rate is lowest within the top half (the half with the highest Applicable Contribution Rates) of all Non-Highly Compensated Employees on that list. A Participant's Applicable Contribution Rate, for all purposes under this Section 3.06, shall be the sum of the QNEC and QMAC contributions allocated to the Participant for the Plan Year, divided by the Participant's Compensation for the Plan Year.

            Any QMAC contributions taken into account for ACP testing compliance shall not be taken into account for purposes of determining the Plan's Representative Contribution Rate for purposes of ADP testing. Similarly, any QNEC contributions taken into account for ADP testing compliance shall not be taken into account for purposes of determining the Plan's Representative Contribution Rate for purposes of ACP testing."

      2. Section 5.04, Vesting and Termination of Employment, is hereby amended, effective as of January 1, 2006, by adding the following new sentence to the end of part (a) thereof:

            "In accordance with final regulations under Code Section 401(k), any change in a Participant's status from a W-2 Employee to a Leased Employee that takes effect on or after January 1, 2006 shall not be treated as a termination of the Participant's employment and so shall not constitute a distributable event under this Plan."


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

      3. Section 7.02, Hardship Withdrawals, is hereby amended, effective as of January 1, 2006, by rewriting the second paragraph of part (d) thereof to read as follows:

            "Unless the Plan Administrator decides, from time to time, to determine financial need on the basis of all relevant facts and circumstances, a Participant's financial need shall be deemed sufficiently immediate and heavy to justify a hardship withdrawal under this Section only with respect to:

                  (i) expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income or other applicable dollar limit for deductibility thereunder);

                  (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                  (iii) payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education for the Participant, his spouse, children or dependents (as defined in Code Section 152 and without regard to Sections 152(b)(1), (b)(2) and (d)(1)(B) of that statute);

                  (iv)        payments  necessary to prevent the eviction of the
                              Participant   from  his  principal   residence  or
                              foreclosure on the mortgage on that residence;

                  (v) payments for burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Code Section 152 and without regard to Section 152(d)(i)(B) of that statute);

                  (vi) expenses for the repair of damage to the Participant's principal residence that would qualify  for the  casualty  deduction  under  Code
                              Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income or other applicable dollar limit for deductibility thereunder);


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

                  (vii) emergency or restorative expenses incurred by the Participant directly as a result of a disaster that has been recognized by the President of the United States in an emergency or disaster declaration; provided that the Participant applies for the withdrawal within a reasonable time (not to exceed 6 months, unless good cause for later application is shown) after the President's declaration; or

                  (viii) any other circumstances determined by the Internal Revenue Service to constitute immediate and heavy financial need for this purpose."

      4. Section 12.13, Eligible Employee, is hereby amended, effective as of January 1, 1997, by rewriting part (iii) thereof to read as follows:

                  "(iii) A Class X Employee (as defined in Section 12.14 below) shall be considered an Eligible Employee only upon completion of a Year of Service;"

      IN WITNESS WHEREOF, this Fourth Amendment, having been first duly adopted, is hereby executed below by a duly authorized officer of the Company on this 30 day of August 2006, to take effect as provided herein.

                                                PLAYBOY ENTERPRISES, INC.

                                                By: Robert Campbell
                                                    ---------------

                                                Title: Treasurer
                                                       ---------


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